EXHIBIT 10.35
                 STEAM LESSEE SECURITY AGREEMENT

      STEAM LESSEE SECURITY AGREEMENT, dated as of March 30, 1995 (this "Security Agreement"), made by BRANDYWINE WATER COMPANY, a Delaware corporation (together with its successors and assigns, the "Steam Lessee"), in favor of SHAWMUT BANK CONNECTICUT,
NATIONAL ASSOCIATION, as Security Agent under the Security Deposit Agreement referred to below (the "Security Agent")

                      W I T N E S S E T H :

     WHEREAS, Panda-Brandywine, L.P. ( the "Partnership" ), Panda Brandywine Corporation and General Electric Capital Corporation ("GE Capital" ) have entered into the Construction Loan Agreement and Lease Commitment, dated as of the date hereof (as modified, Amended or supplemented from time to time, the "Loan Agreement"),
pursuant   to  which  GE  Capital  has  agreed  to  (i)   provide
construction financing for the Project (including the Distilled Water Facility), (ii) issue Letters of Credit as collateral security for certain obligations of the Partnership under the
Power   Purchase  Agreement,  (iii)  (acting  through  the  Owner
Trustee) lease the Site from the Partnership and sublease the Site back to the Partnership, (iv) upon completion of the Project, (acting through the Owner Trustee) purchase the Facility (including the Distilled Water Facility) from the Partnership and lease the Facility back to the Partnership, and (v) upon completion of the Project, make Equity Loans to the Partnership or the Partners, and (b) GE Capital is willing to provide such financing, issue the Letters of Credit, (acting through the Owner Trustee) lease and sublease the Site and purchase and lease the Facility subject to and upon the terms and conditions set forth in the Loan Agreement;

      WHEREAS, the Steam Lessee will have a leasehold interest in the Distilled Water Facility pursuant to the Steam Lease, to be entered into on the Lease Closing Date, between the Partnership
And the Steam Lessees

      WHEREAS, it is a condition precedent to the obligations of GE Capital under the Loan Agreement that the Steam Lessee enter into this Security Agreement as hereinafter set forth; and

      WHEREAS, the Steam Lessee desires to execute this  Security
Agreement to satisfy the condition described in the preceding recital;

      WHEREAS, pursuant to the terms of the Security Deposit Agreement, dated as of the date hereof, among the Security Agent, the Partnership, the Owner Trustee and GE Capital, the Security Agent has agreed to act as security agent on behalf of GE Capital and the Owner Trustee and to hold the Collateral for the benefit of GE Capital and the Owner Trustee;

      NOW, THEREFORE , in consideration of the premises and other benefits to the Steam Lessee of the foregoing transactions, the receipt and sufficiency of which are hereby acknowledged, the Steam Lessee hereby covenants and agrees with the Security Agent, for the benefit of GE Capital and the Owner Trustee, as follows:

                            ARTICLE I
                           DEFINITIONS

      Section 1.1 Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Loan Agreement . Commercial terms used herein and not otherwise defined herein or in Appendix A to the Loan Agreement shall have the meaning specified for such terms in the Uniform Commercial Code as in effect in the State of New York.

     "Chattel Paper" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

      "Collateral"  shall have the meaning specified  in  Section
2.1(a).

      "Contract  Rights"  shall  have the  meaning  specified  in
Section 6.1(c).

      "Contracts" shall mean all contracts to which the Steam Lessee now is, or hereafter will be, bound, or a party, beneficiary or assignee (including, without limitation, the Steam Lease), and all other instruments, agreements and documents executed and delivered with respect to such contracts, any guarantees or letters of credit provided to the Steam Lessee to assure the performance by any party to any contract and all revenues, damages, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

     "Document" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

      "Equipment" shall mean any "equipment", as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now or hereafter owned or leased by the Steam Lessee and, in any event, shall include, but shall not be limited to, all equipment used in connection with the Distilled Water Facility, all machinery, tools, office equipment, furniture, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar  items  which  relate  to the  above,  and  any  and  all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Expenses " shall have the meaning specified in Section 8.1.

     "Facility Lease" shall mean the Facility Lease to be entered into between the Owner Trustee and the Partnership, substantially in the form of Exhibit L to the Loan Agreement, as amended, supplemented or otherwise modified from time to time.

      "Fixtures"' shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction and in any event shall include all goods now or hereafter attached to, placed on, or incorporated in the Distilled Water Facility Premises.

     "GE Capital" shall have the meaning specified in the recitals to this Security Agreement.

      "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now or hereafter owned by the Steam Lessee and shall include, but not be limited to, all trademarks, trademark applications, trademark registrations, tradenames, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), including logos and/or designs, copyrights, patents, patent applications, goodwill of the Steam Lessee's business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which the Steam Lessee is now or hereafter may be entitled.

      "Indemnitee"  shall have the meaning specified  in  Section
8.1.

     "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

      "Inventory" shall mean all of the inventory of the Steam Lessee of every type or description, including all inventory as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including but not limited to work in process, materials used or consumed in the Steam Lessee's business, now owned or hereafter acquired or manufactured by the Steam Lessee and held for sale in the ordinary course of its business; all present and future substitutions therefore, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

      "Inventory Records" shall mean all books, records and other property and General Intangibles at any time relating to the Inventory.

      "Loan Agreement" shall have the meaning specified in the Recitals to this Security Agreement.

     "Obligations" shall mean all the unpaid principal amount of, and accrued interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Partnership, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes, the Letter of Credit Obligations, all Rent and other obligations payable by the Partnership under the Facility Lease and all other obligations and liabilities of the Partnership and the Partners to GE Capital (including, without limitation, pursuant to subsection 5.2 of the Loan Agreement, but excluding any Partner Equity Loans), the Owner Trustee and the Security Agent, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, the Notes, the Facility Lease, this Agreement, the other Collateral Security Documents or Any other Transaction Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to GE Capital) or otherwise.

       "Owner  Trustee"  shall  mean  Shawmut  Bank  Connecticut,
National Association, in its capacity as trustee under the  Trust
Agreement, and any successor trustee appointed in accordance with the terms thereof.

      "Partnership" shall have the meaning specified in the recitals to this Security Agreement.

      "Proceeds" shall mean "proceeds" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Steam Lessee from time to tame, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Steam Lessee with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Steam Lessee from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Receivables" shall mean any "Account" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction and in any event shall include, but not be limited to, all of the Steam Lessee's rights to payment for goods (including, without 1imitation, steam) sold or leased, or services performed, by the Steam Lessee, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Steam Lessee to secure the foregoing, (ii) all of the Steam Lessee's right, title and interest in and to any goods (including, without limitation, steam) the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of the Steam Lessee or any computer bureau from time to time acting for the Steam Lessee, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

      "Security  Agent"  shall  mean  Shawmut  Bank  Connecticut,
National Association, in its capacity as security agent under the Security Deposit Agreement, and any successor security agent appointed in accordance with the terms thereof.

      "Security Agreement" shall mean this Steam Lessee  Security
Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                           ARTICLE II
           ASSIGNMENT AND GRANT OF SECURITY INTERESTS

      Section 2.1 Assignment and Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due of all of the Obligations, the Steam Lessee hereby pledges, hypothecates, assigns, grants, transfers and delivers to the Security Agent, for the benefit of the Owner Trustee and GE Capital, a continuing security interest of first priority, in all of the Steam Lessee's right, title and interest (including any leasehold interest) in, to and under (i) all Receivables, (ii) all Inventory, (iii) all Equipment, (iv) all General Intangibles, (v) all Contracts and all Contract Rights,
(vi) all amounts from time to time held in any checking, savings, deposit or other account of the Steam Lessee and all investments and securities at any time on deposit in such accounts and all income or gain earned thereon, (vii) all Governmental Actions, provided, that any Governmental Action which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the Lien and the terms of this
Security Agreement to the extent necessary so as to avoid such voidness, voidability, terminability or revocability, (viii ) all Fixtures, (ix) without limiting the generality of the foregoing, all other personal property, rights, interests, goods, Instruments, Chattel Paper, Documents, credits, claims, demands and assets of the Steam Lessee whether now existing or hereafter acquired from time to time, and (x) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all products and Proceeds thereof (all of the above collectively, the "Collateral").

     (b) The security interest granted to the Security Agent, for the benefit of the Owner Trustee and GE Capital, pursuant to this Security Agreement extends to all Collateral of the kind which is the subject of this Security Agreement which the Steam Lessee may acquire at any time during the continuation of this Security Agreement, whether such Collateral is in transit or in the Steam Lessee's, the Partnership's, the Security Agent's, the Owner Trustee's, GE Capital's, or any other Person's constructive, actual or exclusive occupancy or possession.

      Section 2.2 Security Interest Absolute. All rights  of  the
Security Agent and all security interests hereunder, shall be absolute and unconditional irrespective of:

           (a) any lack of validity or enforceability of the Loan
Agreement, any other Loan Document, the Facility Lease, the Steam
Lease, any other Lease Document or any other agreement or instrument relating thereto;

           (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Document, the Facility Lease, or any other Lease Document;

           (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

           (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Steam
Lessee, the Partnership or a third party pledgor.

      Section 2.3 Power of Attorney. (a) The Steam Lessee hereby constitutes and appoints the Security Agent or any Person or agent whom the Security Agent may designate, as the Steam Lessee's attorney-in-fact, at the Steam Lessee' s reasonable cost and expense, to exercise at any time following the occurrence and during the continuance of an Event of Default or a Lease Event of Default all or any of the following powers, which, being coupled with an interest, shall be irrevocable until all of the Obligations have been paid in full:

                (i) To receive, take, endorse, sign, assign and deliver, all in the Security Agent's name or the Steam Lessee's name, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

                (ii) To receive, open and dispose of all mail addressed to the Steam Lessee and to notify postal authorities to change the address for delivery thereof to such address as the Security Agent designates;

                (iii) To request from account debtors of the Steam Lessee in the Steam Lessee's name, the Security Agent's name, or in the name of the Security Agent's designee, information concerning the Receivables and the amounts owing thereon;

                (iv) To transmit to account debtors indebted on Receivables notice of the Security Agent's interest therein;

                 (v)  To  notify  account  debtors  indebted   on
Receivables to make payment directly to the Security Agent;

                (vi) To take or bring, in the Steam Lessee's name or the Security Agent's name, all steps, actions, suits or proceedings deemed by the Security Agent to be necessary or desirable to enforce or effect collection of the Receivables;

                (vii)  To  prepare,  sign and  file  any  Uniform
Commercial  Code financing statements in the name  of  the  Steam
Lessee as debtor;

               (viii) If the Steam Lessee shall have failed to do so in a timely manner, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the covenants of the Steam Lessee contained in the Steam Lease or in the Loan Documents and the Lease Documents;

                (ix) To sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

                (x) To defend any suit, action or proceeding brought against the Steam Lessee with respect to any Collateral;

                (xi) To settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Security Agent may deem appropriate;

                (xii) Generally, to sell or transfer and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Agent were the absolute owner thereof for all purposes, and to do, at the Security Agent's option and the Steam Lessee's expense, at any time, or from time to time, all acts and things which the Security Agent deems necessary to protect, preserve or realize upon the Collateral and the Liens of the Security Agent thereon;

                 (xiii)  To  execute,  in  connection  with   any
foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                (xiv) To exercise the Steam Lessee's rights under any Contract in accordance with Section 6.4.

           (b) The Steam Lessee hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. The Steam Lessee hereby acknowledges and agrees that the Security Agent shall have no fiduciary duties to the Steam Lessee and the Steam Lessee hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

                           ARTICLE III
        GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Steam Lessee represents , warrants and covenants , which representations, warranties and covenants shall survive execution and delivery of this Security Agreement, as follows:

      Section 3.l Validity of Lien. This Security Agreement is effective to create, as security for the Obligations, a legal, valid and enforceable Lien on and security interest in all of the Collateral in favor of the Security Agent, for the benefit of GE Capital and the Owner Trustee, superior to and prior to the rights of all third Persons and subject to no other Liens.

      Section 3.2 No Liens. (a) The Steam Lessee is, and as to Collateral acquired by it from time to time after the date hereof, the Steam Lessee will be, the owner of all Collateral free from all Liens (other than Permitted Liens) or other right, title or interest of any Person. The Steam Lessee shall defend the Collateral against all Liens and demands of all Persons at any time claiming the same or any interest therein adverse to the Security Agent, the Owner Trustee or GE Capital.

           (b) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and the Steam Lessee will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby to the Security Agent.

     Section 3.3 Chief Executive Office; Name; Records. The chief executive office of the Steam Lessee is located at 4100 Spring Valley, Suite 1001/ Dallas, Texas 75244; provided that certain records concerning the Distilled Water Facility and certain contracts relating thereto are kept at the Steam Lessee's office at 6433 S. Crain Highway, Upper Marlboro (Prince George's County), Maryland 20772 or at the Site. The Steam Lessee will not
(a) move its chief executive office (or change the location(s) where records concerning the Project are kept), or (b) change its name from, nor carry on business under any name other than "Brandywine Water Company", unless it has complied with the requirements of the last sentence of this Section 3.3. The originals of all documents evidencing all Contracts and Receivable of the Steam Lessee, and the only original books of accounts and records concerning the Collateral are, and will continue to be, kept at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office (or such other office set forth above), or at such new location for such chief executive office as the Steam Lessee may establish in accordance with the last sentence of this
Section 3.3 . The Steam Lessee shall not establish a new location for its chief executive office or change its name or the name under which it presently conducts its business until (i) it has given to the Security Agent and GE Capital not less than 30 days prior written notice of its intention so to do, clearly describing such new location or specifying such new name, as the case may be, and providing such other information in connection therewith as the Security Agent or GE Capital may reasonably request, and (ii) with respect to such new location or such new name, as the case may be, it shall have taken all action, reasonably satisfactory to the Security Agent and GE Capital, to maintain the security interest of the Security Agent, on behalf of the Owner Trustee and GE Capital, in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

      Section 3.4 Financing Statements. The Steam Lessee agrees that all necessary and appropriate recordings and filings will be effected by the Security Agent in all necessary and appropriate public offices (as determined by GE Capital) so that the Lien created by this Security-Agreement will at all times constitute a perfected Lien on and security interest in the Collateral prior and superior to all other Liens, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant Law. The Steam Lessee authorizes the Security Agent to file any such financing statements in connection with the Lien created by this Security Agreement without the signature of the Steam Lessee.

      Section 3.5 Further Actions. The Steam Lessee will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Security Agent from time to time such lists, descriptions and designations of its Collateral, bills of lading, documents of title, vouchers, invoices, schedules, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which are necessary or desirable to create, perfect, preserve, protect or validate any security interest granted pursuant to this Security Agreement or to enable the Security Agent to exercise and enforce its rights under this Security Agreement with respect to such security interest.

      Section 3.6 Taxes, Claims, etc. So long as this Security Agreement is in effect, the Steam Lessee shall pay (a) all taxes, assessments and governmental charges imposed upon it or upon its property, and (b) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is subject to Contest.

      Section 3.7 Right of Inspection. The Steam Lessee shall allow any representative of the Security Agent or GE Capital to visit and inspect any of the Steam Lessee's properties, including, without limitation, the Inventory and Equipment, to examine its books of record and account, including, without limitation, the Inventory Records, and to make extracts therefrom and to receive true copies of any papers, documents or instruments relating to the Collateral, and to discuss its affairs, finances and accounts with its officers, all at such times and as often as the Security Agent or GE Capital may request.

      Section 3.8 Additional Statements and Schedules. The Steam Lessee shall execute and deliver to the Security Agent, from time to time, solely for the Security Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Security Agent may reasonably require designating, identifying or describing the Collateral.

      Section 3.9 Warehouse Receipts Non-Negotiable. The Steam Lessee agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be drawn in such a manner as to be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                           ARTICLE IV
      SPECIAL PR0VISIONS CONCERNING INVENTORY AND EQUIPMENT

      Section 4.1 Location of Inventory and Equipment. The Steam Lessee agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) the Site, or such new location as the Steam Lessee may establish in accordance with the last sentence of this
Section 4.1. The Steam Lessee may establish a new location for Inventory and Equipment only if (i) it shall have given to the Security Agent and GE Capital 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Security Agent or GE Capital may reasonably request, and (ii) with respect to such new location, it shall have taken all action necessary to maintain the security interest of the Security Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

      Section 4.2 Inventor Records. The Steam Lessee shall maintain such current Inventory Records as the Security Agent may from time to time reasonably request.

                            ARTICLE V
           SPECIAL PROVISIONS CONCERNING RECEIVABLES,
                    CONTRACTS AND INSTRUMENTS

     Section 5.l Additional Representations and Warranties. As of the time when each of its Receivables arises, the Steam Lessee shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will (subject to dispute, return, replacement, settlement or compromise) evidence indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of the merchandise listed therein, or both,
(ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for purposes other than general accounting purposes), (iii) will (subject to dispute, return, replacement, settlement or compromise and any limits due to applicable bankruptcy, insolvency, moratorium or other similar rights affecting creditors' rights generally and general principles of equity) evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever unless set forth in the writing and (iv) will be in compliance and will conform with all applicable requirements of Law.

      Section 5.2 Maintenance of Records; Legending of Records. The Steam Lessee will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, records of all payments received and all credits granted thereon, and the Steam Lessee will make the same available to the Security Agent for inspection at the
Steam Lessee's chief executive office, without charge to the Security Agent, at such times as the Security Agent may reasonably request. The Steam Lessee shall, without charge to the Security Agent, deliver all tangible evidence that the Security Agent may request of its Receivables (including, without limitation, all documents evidencing the Receivables) and books and records to the Security Agent or to its representatives (copies of which evidence and books and records may be retained by the Steam Lessee) at any time upon the Security Agent's demand. If an Event of Default or a Lease Event of Default occurs and continues, and if the Security Agent so directs, the Steam Lessee shall legend in form and substance satisfactory to the Security Agent, the Receivables and Contracts, as well as books, records and documents evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Security Agent, for the benefit of GE Capital and the Owner Trustee, and that the Security Agent has a security interest therein.

      Section 5.3 Modification of Terms; No Payment to the Steam Lessee. The Steam Lessee shall not rescind or cancel any indebtedness evidenced by any Receivable or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Security Agent or GE Capital. The Steam Lessee will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to Unpaid the rights of the Security Agent, the Owner Trustee and GE Capital in the Receivables.

     Section 5.4 Payments Under Contracts and Receivables.

          (a) Notice to Obligors under Contracts and Receivables. The Steam Lessee agrees and confirms that it will notify each party to the Contracts and each account debtor or obligor under the Receivables of the grant of the security interest therein and assignment thereof to the Security Agent and instruct each of them that all payments due or to become due and all amounts payable to the Steam Lessee thereunder shall, until the Obligations are paid in full, be made directly to the Security Agent (which payments shall be credited toward the Steam Lessee's obligations to make payments to the Partnership pursuant to the Steam Sales Agreement and the Steam Lease). Unless notified to the contrary by the Security Agent, and subject to Section 5.3 of this Security Agreement, the Steam Lessee shall, at its expense, enforce collection of any amounts payable with respect to each of the Receivables.

          (b) Non-Payment to the Security Agent. In the event the Steam Lessee shall receive directly from any party to the Contracts or from any account debtor or other obligor under any Receivable any payments under the Contracts and the Receivables otherwise than to the Security Agent, the Steam Lessee shall receive such payments in a constructive trust for the benefit of the Security Agent, shall segregate such payments from other funds of the Steam Lessee, and, shall forthwith transmit and deliver such payments to the Security Agent in accordance with the terms of the Security Deposit Agreement.

      Section 5.5 Direction to Account Borrowers, Contracting Parties; etc. (a) The Steam Lessee agrees that the Security Agent may, at its option, directly notify the account debtors or obligors with respect to any Receivables to make payments with respect thereto directly to the Security Agent.

           (b) The Steam Lessee agrees to be bound by any collection, compromise, forgiveness, extension or other action taken by the Security Agent with respect to the Receivables. Without notice to or assent by the Steam Lessee, the Security Agent may apply any or all amounts then in, or thereafter deposited with any financial institution in any checking, savings, deposit or other account of the Steam Lessee in accordance with the provisions of the Loan Agreement, the Security Deposit Agreement and the Facility Lease. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Steam Lessee or the Security Agent, shall be borne by the Steam Lessee.

      Section 5.6 Instruments. At such time that an Event of Default or a Lease Event of Default shall have occurred and be continuing, the Steam Lessee promptly shall deliver all Instruments to the Security Agent, appropriately endorsed to the order of the Security Agent as further security hereunder.

                           ARTICLE VI
             SPECIAL PROVISIONS CONCERNING CONTRACTS

      Section 6.1 Security Interest in Contract Rights. The Steam Lessee's assignment and grant, pursuant to Section 2.1, to the Security Agent, for the benefit of GE Capital and the Owner
Trustee, of a security interest in all of its right, title and interest in and to each and all of the Contracts and the contract rights thereunder, includes, but is not limited to:

           (a)  all (i) rights to payment under any Contract  and
(ii) payments due and to become due under any Contract, in each case whether as contractual obligations, damages or otherwise;

           (b)  all  of its claims, rights, powers, or privileges
and remedies under any   Contract; and

           (c) all of its rights under any Contract to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract to demand, receive, enforce, collect or provide receipt for any of the foregoing rights or any property the subject of any of the Contracts, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the reasonable opinion of the Security Agent, may be necessary or advisable in connection with any of the foregoing (the Contracts, together with all of the foregoing in this Section 6.1, the "Contract Rights"); provided, however, that until the occurrence and continuance of an Event of Default or a Lease Event of Default, notwithstanding anything else herein to the contrary, the Steam Lessee may exclusively exercise all of the Steam Lessee's rights, powers, privileges and remedies under the Contracts.

      Section 6.2 Further Protection. The Steam Lessee warrants and forever shall defend its title to the Contract Rights against the claims and demands of any Person and hereby grants the Security Agent full power and authority, upon the occurrence or during the continuance of an Event of Default or a Lease Event of Default to take all actions as the Security Agent reasonably deems necessary or advisable to effectuate the provisions set forth in this sentence.

      Section 6.3 Steam Lessee Remains Liable under Receivables and Contracts. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Security Agent, the Owner Trustee or GE Capital) the Steam Lessee shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. The Security Agent, the Owner Trustee and GE Capital shall have no Obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Security Agreement or the receipt by the Security Agent, the Owner Trustee or GE Capital of any payment relating to such Receivable or Contract pursuant hereto or pursuant to the Security Deposit Agreement, nor shall the Security Agent, the Owner Trustee or GE Capital be obligated in any manner to perform any of the obligations of the Steam Lessee under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      Section 6.4 Remedies. Upon the occurrence of any Event of Default or Lease Event of Default and the continuance thereof, the Security Agent shall have the rights set forth in Article VII hereof, and in addition may (a) enforce all remedies, rights, powers and privileges of the Steam Lessee under any or all of the Contracts, (b) sell any or all of the Contract Rights at public or private sale upon at least 10 days prior written notice and/or
(c) substitute itself or any nominee or trustee in lieu of the Steam Lessee as party to any of the Contracts and to notify the obligor of any Contract Right (the Steam Lessee hereby agreeing to deliver any such notice at the request of the Security Agent) that all payments and performance under the relevant Contract shall be made or rendered to the Security Agent or such other Person as the Security Agent may designate.

                           ARTICLE VII
          REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT
                    OR LEASE EVENT OF DEFAULT

     Section 7.1 Remedies; Obtaining the Collateral Upon Default. Upon the occurrence of any Event of Default or Lease Event of Default and the continuance thereof, the Security Agent shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction to enforce this Security Agreement and the security interests contained herein, and, in addition, subject to any mandatory requirements of Law then in effect, the Security
Agent may, in addition to its other rights and remedies hereunder, including without limitation under Sections 7.2 and 7.6, and also its (and GE Capital's and the Owner Trustee's) rights under the other Loan Documents and the Lease Documents, do any of the following:

            (a)   personally,  or  by  trustees   or   attorneys,
immediately take possession of the Collateral or any part thereof, from the Steam Lessee or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Steam Lessee's or such other Person's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Steam Lessee;

           (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Security Agent; and

           (c) take possession of the Collateral or any part thereof, by directing the Steam Lessee in writing to turn over the same to the Security Agent at the Site, in which event the Steam Lessee shall at its own expense

                (i)  forthwith turn over the same to the Security
Agent at the Site;

                (ii) store and keep any Collateral so turned over to the Security Agent at the Site pending further action by the Security Agent as provided in Section 7.2; and

                (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. The Steam Lessee's obligation to turn over the Collateral as set forth above is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Security Agent shall be entitled to obtain a decree requiring specific performance by the Steam Lessee of said obligation.

      Section 7.2 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Security Agent under or pursuant to
Section 7.l and any other Collateral, whether or not so repossessed by the Security Agent, may, to the extent permitted by any contract terms governing such Collateral, be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms (whether cash or credit, and in the case of credit, without assumption of future credit risk) as the Security Agent may, in compliance with applicable requirements of Law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Security Agent or after any overhaul or repair which the Security Agent shall determine to be commercially reasonable. Any such disposition shall be made upon not less than 15 days written notice to the Steam Lessee specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the and place to which it was so adjourned. To the extent permitted by applicable requirements of Law, the Security Agent (or the Owner Trustee or GE Capital) may bid for and become the buyer of the Collateral or any item thereof offered for sale at a public auction without accountability to the Steam Lessee (except to the extent of surplus money received as provided in Section 7.4)

     Section 7.3 Waiver. (a) Except as otherwise provided in this Security Agreement, THE STEAM LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, NOTICE OR JUDICIAL
HEARING   IN  CONNECTION   WITH  THE  SECURITY  AGENT'S   TAKING
POSSESSION OR THE SECURITY AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE STEAM LESSEE WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Steam Lessee hereby further waives:

                (i) all damages occasioned by such taking of possession except any damages which are finally judicially determined to have been the direct result of the Security Agent's gross negligence or willful misconduct;

                (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Security Agent's rights hereunder; and

                (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Collateral or any portion thereof, and the Steam Lessee, for itself and all who may claim under it, insofar as it or they may now or hereafter lawfully do so, hereby waives the benefit of such laws.

           (b) Without limiting the generality of the foregoing, the Steam Lessee hereby: (i) authorizes the Security Agent, in its sole discretion and without notice to or demand upon the Steam Lessee and without otherwise affecting the obligations of the Steam Lessee hereunder from time to time, to take and hold other collateral granted to it by any other Person (in addition to the Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any way obligated upon any Obligations, or any part thereof; and (ii) waives and releases any and all right to require the Security Agent to collect any of the Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than the Collateral) for any of the Obligations.

           (c) Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall, provided that it is done in accordance with applicable law and this Security Agreement, operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Steam Lessee therein and thereto, and shall be a perpetual bar both at law and in equity against the Steam Lessee and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Steam Lessee.

      Section 7.4 Application of Proceeds, Liable for Deficiency. Except as otherwise specified therein, the proceeds of any Collateral obtained pursuant to Section 5.4 or 7.1 or disposed of pursuant to Section 7.2 shall be applied, first, to the payment of any expenses incurred by the Security Agent in connection with the administration of this Security Agreement, the custody, preservation or sale of, collection from or other realization from, any of the Collateral, the exercise or enforcement of any of its rights hereunder or the failure by the Steam Lessee to perform or observe any of the provisions hereof, including all reasonable attorneys fees and second, to the payment of the Obligations in such order as GE Capital shall determine. Any surplus remaining after payment in full of all of the Obligations shall be paid over to the Steam Lessee or to whomever may be entitled to receive such surplus. The Steam Lessee shall be liable for any deficiency remaining after any application of funds pursuant hereto.

      Section 7.5 Remedies Cumulative: No Waiver. Each and every right, power and remedy hereby specifically given to the Security Agent shall be in addition to every other right, power and remedy specifically given to the Security Agent (or the Owner Trustee or GE Capital) under this Security Agreement and the other Transaction Documents, or non or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Security Agent. All such rights, powers and remedies shall be cumulative, and the exercise or the partial exercise of one shall not be deemed a waiver of the right to exercise of any other. No delay or omission of the Security Agent in the exercise of any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, and no renewal or extension of any of the Obligations, shall impair any such right, remedy, power or privilege or shall constitute a waiver thereof.

      Section 7.6 Discontinuance of Proceedings. In case the Security Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Agent, then, in every such case, the Steam Lessee and the Security Agent shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Security Agreement, and all rights, remedies and powers of the Security Agent shall continue as if no such proceeding had been instituted.

                          ARTICLE VIII
                            INDEMNITY

      Section 8.1 Indemnity. (a) The Steam Lessee agrees to indemnify, reimburse and hold the Security Agent, GE Capital and the Owner Trustee and the irrespective successors, assigns, officers, directors, employees, and agents (each individually, an "Indemnitee, " and collectively, "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and disbursements) (such expenses, collectively, the "expenses") of whatsoever kind and nature imposed on, as sorted against or incurred by any of the Indemnitees in any way relating to or arising out of (i) this Security Agreement, any other Transaction Document, or the documents executed in connection herewith and therewith or connected with the administration of the transactions contemplated hereby and thereby, or the enforcement of any of the terms hereof or thereof, or the preservation of any rights hereunder or thereunder, (ii) the ownership, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of, the Collateral (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent or trademarking infringement), (iii) the violation of any requirements of Law of any Governmental Authority applicable to the Steam Lessee or the Project, (iv) any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or (v) any contract claim, excluding (x) those finally judicially determined to have arisen solely from the gross negligence or willful misconduct of any Indemnitee or (y) unless specifically provided for elsewhere in this agreement, those arising out of the actions of any Indemnitee while in possession or control of the Collateral.

          (b) Without limiting the application of Section 8.1(a), the Steam Lessee agrees to pay, or reimburse the Security Agent, the Owner Trustee and GE Capital for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the preservation, protection or validation of the Security Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Security Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

           (c) Without limiting the application of Section 8.1(a) or (b), the Steam Lessee agrees to pay, indemnify and hold each Indemnitee harmless from and against any losses, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any failure of the Steam Lessee to comply with its obligations under this Security Agreement or any other Transaction Document, or any misrepresentation by Steam Lessee in this Security Agreement or any other Transaction Document, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Security Agreement or any other Transaction Document.

           (d) If and to the extent that the obligations of the Steam Lessee under this Section 8.l are unenforceable for any reason, the Steam Lessee hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable requirements of Law.

      Section 8.2 Obligations Secured by Collateral. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement, and any amounts paid by the Security Agent in preservation of any of its rights or interest in the Collateral, together with interest on such amounts from the date paid until reimbursement in full at a rate per annum equal at all times to the Overdue Rate, shall constitute Obligations secured by the Collateral.

                           ARTICLE IX
                          MISCELLANEOUS

      Section 9.1 Notices. All notices and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Annex I hereto or such other address or telecopy number as such party may hereafter specify by written notice to the other party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted by confirmed telecopier to the telecopy number specified in this Section, (ii) if given by mail, 5 days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section.

      Section 9.2 Amendment. None of the teems and conditions of this Security Agreement may be amended, changed, waived, modified or varied in any manner whatsoever except in accordance with the provisions of subsection 9.l of the Loan Agreement and with the prior written consent of each of the parties hereto.

     Section 9.3 Successors and Assigns. This Agreement shall be binding upon the Steam Lessee and its successors and assigns and shall inure to the benefit of the Security Agent, GE Capital, the Owner Trustee and their respective successors and assigns.

      Section 9.4 Survival. (a) All agreements, statements, representations and warranties made by the Steam Lessee herein or in any certificate or other instrument delivered by the Steam Lessee or on its behalf under this Security Agreement shall be considered to have been relied upon by the Security Agent and shall survive the execution and delivery of this Security Agreement and the other Transaction Documents regardless of any investigation made by the Security Agent, or on its behalf, until the Obligations shall have been paid in full.

           (b)  The  indemnity obligations of  the  Steam  Lessee
contained in Article VIII shall continue in full force and effect
notwithstanding   the  full  payment  of  the   Obligations   and
notwithstanding the discharge thereof.

      Section 9.5 Headings Descriptive. The headings of the several sections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

      Section  9.6  Severability. Any provision of this  Security
Agreement which is prohibited or unenforceable in any jurisdiction shal1, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 9.7 Steam Lessee's Duties. Anything contained herein to the contrary notwithstanding, the Steam Lessee shall remain liable to perform all of its obligations under or with respect to the Collateral, and neither shall the Security Agent have any obligations or liabilities under or with respect to any Collateral by reason of or arising out of this Security Agreement, nor shall the Security Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Steam Lessee under or with respect to any Collateral.

     Section 9.8 Termination; Release. When all Obligations have been indefeasibly paid in full, this Security Agreement shall terminate (except as provided in Section 9.4), and the Security Agent, at the request and expense of the Steam Lessee, will promptly execute and deliver to the Steam Lessee the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Steam Lessee (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Security Agent and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement.

      Section 9.9 Reinstatement. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Security Agent, the Owner Trustee or GE Capital in respect of the Obligations is rescinded or must otherwise be restored or returned by the Security Agent, the Owner Trustee or GE Capital upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Steam Lessee or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Steam Lessee or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding payment of such amount, or otherwise, all as though such payments had not been made.

      Section 9.10 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same instrument.

      Section  9.11   GOVERNING LAW; SUBMISSION TO  JURISDICTION;
WAIVER OF JURY TRIAL.

            (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE STEAM LESSEE HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE STEAM LESSEE IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE STEAM
LESSEE AT ITS ADDRESS REFERRED TO IN SECTION 9.1. THE STEAM LESSEE HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

           (c) EACH OF THE STEAM LESSEE AND THE SECURITY AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

               BRANDYWINE WATER COMPANY


               By:________________________
                    Name:ROBERT W. CARTER
                    Title: PRESIDENT



               SHAWMUT BANK CONNECTICUT,
               NATIONAL ASSOCIATION, as Security Agent


               By:_________________________
                    Name:  KATHY A. LARIMORE
                    Title: ASSISTANT VICE PRESIDENT










                  Annex I to Security Agreement
                          Steam Lessee



Brandywine Water Company
4100 Spring Valley, Suite 1001
Dallas, Texas 75244
Telephone:     (214) 980-7159
Telecopier:    (214) 980-6815
Attention:     President and General Counsel

Secured Party
Shawmut Bank Connecticut,
National Association
777 Main Street
Hartford, Connecticut 06115
Attention:     Corporate Trust Administration
Telephone:     (203) 986-7835
Telecopier:    (203) 986-7920